SCHEDULE 14A
Consent Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Consent Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Consent Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Digital Generation, Inc.

(Name of Registrant as Specified In Its Charter)

Clinton Magnolia Master Fund, Ltd.
Clinton Spotlight Master Fund, L.P.
Clinton Group, Inc.
George Hall
Joseph A. De Perio
Peter Markham
Melissa Fisher

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On November 1, 2012, Clinton Group, Inc. ("CGI") issued a press release announcing that it intends to solicit fellow stockholders of Digital Generation, Inc. (the "Issuer") for their proxies in connection with the Issuer's 2012 annual meeting of stockholders to, among other things, elect three independent directors to the board of directors of  the Issuer.

A copy of the press release is filed herewith as Exhibit 1.

Information regarding the Participants in a solicitation of proxies from the stockholders of the Issuer is filed herewith as Exhibit 2.

EXHIBIT 1

Clinton Group Calls on Board of Digital Generation to Augment Its Board of Directors

NEW YORK, Nov. 1, 2012 /PRNewswire/ -- Clinton Group, Inc. ("Clinton Group") today announced that intends to nominate three independent directors to the Board of Directors (the “Board”) of Digital Generation, Inc. (Nasdaq: DGIT) (“Digital Generation” or the “Company).

Clinton Group noted that the share price of the Company has declined by more than 48% in the year ended October 31, 2012.

In July 2012, the Company announced that it hired Goldman Sachs to help the Company explore strategic alternatives. The Company’s Executive Chairman has indicated in public filings that he may be interested in acquiring the Company and a Bloomberg News article indicated that Extreme Reach Inc. has also expressed interest in acquiring the Company.

“As a large stockholder of the Company, we welcome a sale of the business at a fair price to the Company’s Executive Chairman or another buyer,” said Mr. Joseph De Perio, Senior Portfolio Manager at Clinton Group. “However, if the Board cannot complete its strategic process by the annual meeting, we believe it is in the interests of all stockholders to elect directors who can sell the business quickly or help guide the Company to a brighter future as an independent Company.”

About Clinton Group, Inc.

Clinton Group, Inc. is a diversified asset management firm. Clinton Group has been investing in global markets since its inception in 1991 with expertise that spans a wide range of investment styles and asset classes. Clinton Group is a Registered Investment Advisor based in New York City.

CLINTON GROUP, INC., CLINTON MAGNOLIA MASTER FUND, LTD., CLINTON SPOTLIGHT MASTER FUND, L.P. AND GEORGE HALL (COLLECTIVELY, "CLINTON") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD TO BE USED TO SOLICIT PROXIES FROM THE STOCKHOLDERS OF DIGITAL GENERATION, INC. ("DIGITAL GENERATION") IN CONNECTION WITH THE 2012 ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL GENERATION.  ALL STOCKHOLDERS OF DIGITAL GENERATION ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF DIGITAL GENERATION BY CLINTON, JOSEPH A. DE PERIO, PETER MARKHAM AND MELISSA FISHER (COLLECTIVELY, THE "PARTICIPANTS") WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE FURNISHED TO SOME OR ALL OF THE STOCKHOLDERS OF DIGITAL GENERATION AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, CLINTON WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD (WHEN AVAILABLE) WITHOUT CHARGE UPON REQUEST.

CONTACT: Connie Laux, Clinton Group, Inc., +1-212-825-0400

EXHIBIT 2

CLINTON GROUP, INC., CLINTON MAGNOLIA MASTER FUND, LTD., CLINTON SPOTLIGHT MASTER FUND, L.P. AND GEORGE HALL (COLLECTIVELY, "CLINTON") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD TO BE USED TO SOLICIT PROXIES FROM THE STOCKHOLDERS OF DIGITAL GENERATION, INC. ("DIGITAL GENERATION") IN CONNECTION WITH THE 2012 ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL GENERATION.  ALL STOCKHOLDERS OF DIGITAL GENERATION ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF DIGITAL GENERATION BY CLINTON, JOSEPH A. DE PERIO, PETER MARKHAM AND MELISSA FISHER (COLLECTIVELY, THE "PARTICIPANTS") WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE FURNISHED TO SOME OR ALL OF THE STOCKHOLDERS OF DIGITAL GENERATION AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, CLINTON WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD (WHEN AVAILABLE) WITHOUT CHARGE UPON REQUEST.

PARTICIPANTS

Clinton Group, Inc. ("CGI"), together with the entities and individuals below (collectively, the “Participants”), are anticipated to be, or may be deemed to be, participants in a solicitation of proxies from the stockholders of the Issuer (the “Proxy Solicitation”).

The Participants include (i) Clinton Magnolia Master Fund, Ltd., a Cayman Islands exempted company ("Magnolia"); (ii) Clinton Spotlight Master Fund, L.P., a Cayman Islands exempted limited partnership ("SPOT"); (iii) CGI, a Delaware corporation, which serves as the investment manager to Magnolia and SPOT; (iv) George Hall, a United States citizen, who serves as President of CGI ("Mr. Hall" and together with CGI, Magnolia and SPOT, “Clinton”) and (iv) each of the three individuals nominated by Clinton for election as directors pursuant to the Proxy Solicitation: Joseph A. De Perio, Peter Markham and Melissa Fisher (collectively, the “Nominees”).

The principal business of (i) Magnolia and SPOT is to invest in securities; (ii) CGI is to provide investment management services to private individuals and institutions; (iii) Mr. Hall is to serve as President of CGI; (iv) Mr. De Perio is to serve as Senior Portfolio Manager, Public Equity and Private Equity of CGI; (v) Mr. Markham is to serve as Chairman and principal executive officer of Granite Broadcasting Corporation; and (vi) Ms. Fisher is to serve as an advisor to both management teams and boards of directors of public companies in the technology, media and telecom sectors.

BENEFICIAL OWNERSHIP OF SHARES:

As of the close of business on November 1, 2012, the Participants beneficially own an aggregate of 701,934 shares of common stock, par value $0.001 per share, of the Issuer (the "Common Stock"), constituting approximately 2.54% of the shares of Common Stock outstanding, as follows: (i) Magnolia may be deemed the beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) of 250,113 shares of Common Stock, or approximately 0.91% of the outstanding shares of Common Stock; (ii) SPOT may be deemed the beneficial owner of 451,821 shares of Common Stock, or approximately 1.64% of the outstanding shares of Common Stock; (iii) CGI may be deemed the beneficial owner of the 701,934 shares of Common Stock owned by Magnolia and SPOT, or approximately 2.54% of the outstanding shares of Common Stock; and (iv) Mr. Hall may be deemed the beneficial owner of the 701,934 shares of Common Stock owned by Magnolia and SPOT, or approximately 2.54% of the outstanding shares of Common Stock.

The Participants may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act.  Collectively, as of the close of business on November 1, 2012, the group may be deemed to have voting control over a combined 701,934 shares of Common Stock, constituting approximately 2.54% of the outstanding shares of Common Stock.  The aggregate number and percentage of shares of Common Stock reported herein are based upon the 27,602,336 shares of Common Stock outstanding as of August 6, 2012, as reported in the Issuer's 10-Q filed with the Securities and Exchange Commission on August 9, 2012.

In addition to the above, employees of the Participants may assist in the solicitation of consents and will receive no additional consideration therefor and any persons nominated by the Participants for director of the Issuer pursuant to the Participants' consent solicitation will, when identified, constitute additional participants in the solicitation.